UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2004
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                             Pioneer Railcorp, Inc.
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             (Exact name of registrant as specified in its charter)

                                      Iowa
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                 (State or other jurisdiction of incorporation)

       33-6658-C                                          37-1191206
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(Commission File Number)                       (IRS Employer Identification No.)

        1318 S. Johanson Road
          Peoria, Illinois                                              61607
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (309) 697-1400
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8/K  amends an earlier  report on Form 8-K filed by Pioneer  Railcorp,
Inc. on September 21, 2004.

Item 8.01  Other Events

           On September 21, 2004, as previously reported by Pioneer Railcorp, Inc. (the "Company") in its current report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on the same date, the Company announced its Board of Directors' preliminary approval of a going private merger transaction and its intent to de-register as a public reporting company with the Commission.

           The press release dated September 21, 2004 and incorporated into the Form 8-K filed with the Commission erroneously stated that, pursuant to the going private merger transaction, holders of 2,000 shares or less of the Company's common stock would receive $2.85 in cash for each share of Company common stock that they held prior to merger. On September 22, 2004, the Company issued a press release correcting this statement and indicating that holders of less than 2,000 shares of the Company's common stock would receive $2.85 in cash for each share of Company common stock that they held prior to merger.

           A copy of the press release dated September 22, 2004 is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

           (c) Exhibits:

               Exhibit 99.1    September 22, 2004 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PIONEER RAILCORP, INC.
                                             (Registrant)


                                             By:  /s/ J. Michael Carr
                                                  ------------------------------
                                                  J. Michael Carr, President and
                                                  Chief Financial Officer


Dated:  September 23, 2004

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                                  EXHIBIT INDEX

Number                                                     Description
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 99.1                                           September 22, 2004 Press Release






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